Exhibit 32.2
CERTIFICATION BY CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the accompanying Annual Report of Copano Energy, L.L.C. (the “Company”) on Form 10-K for the year ended December 31, 2010 (the “Report”) filed with the Securities and Exchange Commission on February 25, 2011, I, Carl A. Luna, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 25, 2011

/s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer